THE RBB FUND, INC.

Campbell & Company

Campbell Multi-Asset Carry Fund (the “Fund”)

Institutional Shares (CCRYX)

Supplement dated May 21, 2018

to the Fund’s Prospectus and Statement of Additional Information,

each dated December 31, 2017

On May 9, 2018, the Board of Directors of The RBB Fund, Inc. (the “Company”), based upon the recommendation of Campbell & Company Investment Adviser LLC (the “Adviser”), the investment adviser to the Fund, a series of the Company, approved a plan of liquidation and termination for the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that Fund will be closed and liquidated effective on or about the close of business on June 22, 2018 (the “Liquidation Date”).

Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund, if any.

Effective May 23, 2018, the Fund will no longer accept purchases of new shares. Shares not redeemed prior to the Liquidation Date will automatically be redeemed at the closing net asset value per share on the Liquidation Date. Absent other instructions, the cash proceeds, less any required tax withholdings, will be distributed by mailing a check to each shareholder at such shareholder’s address of record. The Fund is in the process of liquidating securities and the Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments, short-term U.S. government securities or hold the proceeds in cash. As disclosed in the Prospectus, the Fund is permitted to depart from its principal investment strategy by taking temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. During this time, the Fund may not achieve its investment objective.

Until the Liquidation Date, shareholders may redeem their shares in the manner set forth in the Fund’s current Prospectus. The redemption of shares will generally be considered a taxable event.

As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state, local or foreign income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state, local and/or foreign income tax consequences of this liquidation that are relevant to your specific situation.

Please contact the Fund at (844) 261-6488 or your financial advisor if you have questions or need assistance.

Please retain this Supplement for future reference.